===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

            PROVIDENT NATIONAL ASSURANCE COMPANY SEPARATE ACCOUNT B
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

            PROVIDENT NATIONAL ASSURANCE COMPANY SEPARATE ACCOUNT B
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

PROVIDENT NATIONAL ASSURANCE COMPANY SEPARATE ACCOUNT B
1 FOUNTAIN SQUARE, CHATTANOOGA, TENNESSEE  37402  TELEPHONE: (423)755-8913



                                  May 27, 1998



The Annual Meeting of Contractowners who hold contracts issued pursuant to Provident National Assurance Company Separate Account B will be held at
9:00 a.m. on June 25, 1998, at the Provident Companies, Inc. building, Investment Conference Room, 6N, 1 Fountain Square, Chattanooga, Tennessee 37402. You have the right to cast votes at this meeting.

Enclosed are the Notice of Annual Meeting, Proxy Statement and Proxy Card. Please execute and return the proxy in the enclosed envelope so that it will be received by the Board of Managers of Separate Account B NO LATER THAN June 24, 1998. You may retain all other material. If you are present at the meeting, you may vote by ballot even though you have sent in your proxy.

Your contract/certificate number and the total number of votes attributable thereto are shown above on the proxy.


                                  Yours sincerely,



                                  /s/SUSAN N. ROTH
                                  -------------------------
                                  Susan N. Roth
                                  Secretary, Board of Managers

Enclosures



             PLEASE COMPLETE THE REVERSE SIDE AND RETURN THIS PROXY

PROVIDENT NATIONAL ASSURANCE COMPANY SEPARATE ACCOUNT B
1 Fountain Square, Chattanooga, Tennessee  37402
Telephone: (423) 755-8913



                              Mailed May 27, 1998


                   NOTICE OF ANNUAL MEETING OF CONTRACTOWNERS
                                 June 25, 1998



Notice is hereby given of a meeting of the owners of contracts for which reserves are held in Separate Account B (the "Separate Account") of Provident National Assurance Company (the "Company"), which meeting shall be held at 9:00 a.m. on Thursday, June 25, 1998, at the Provident Companies, Inc. building, Investment Conference Room, 6N, 1 Fountain Square, Chattanooga, Tennessee 37402. The purpose of the meeting is to consider the following:

1. Election of three (3) members of the Board of Managers of the Separate Account whose terms shall run until the next annual meeting or until their successors are duly elected and qualified;

2. Approval or disapproval of an investment sub-advisory agreement between the Company and Provident Investment Management, LLC.

3. Ratification of the selection and appointment of Ernst & Young LLP as independent auditors for the Separate Account; and

4. Transaction of such other business as may properly come before the meeting and any adjournment thereof.

The date fixed by the Board of Managers as the record date for the determination of contract owners entitled to notice of and to vote at the meeting is at the close of business on April 30, 1998. A contract owner will be entitled to vote only if he was the owner on the record date and is still the owner on the date of the meeting.

It is important that your vote be represented at the meeting. Please refer to the enclosed material for detailed information on voting procedures and return the proxy card as soon as possible.



                                   /s/SUSAN N. ROTH
                                   ---------------------------
                                   Susan N. Roth
                                   Secretary, Board of Managers



Enclosures

                                PROXY STATEMENT


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Managers of Provident National Assurance Company Separate Account B (the "Separate Account") for use at the Annual Meeting of Contractowners to be held on Thursday, June 25, 1998, at 9:00 a.m. at the Provident Companies, Inc. building, Investment Conference Room, 6N, 1 Fountain Square, Chattanooga, Tennessee 37402. The cost of soliciting the proxies will be borne by Provident National Assurance Company (the "Company"). Proxies may be solicited by telephone, by mail or in person by directors, officers, agents, or regular employees of the Company who will not be compensated for such services. Contractowners may revoke their proxies at any time prior to the voting thereof by submitting written notice of revocation to the Company at 1 Fountain Square, Chattanooga, Tennessee 37402. Any Contractowner attending the meeting may vote in person, whether or not a proxy has been previously submitted.

The annual report to Contractowners covering operations of the Separate Account for the fiscal year ended December 31, 1997, including financial statements, was mailed to the Contractowners on February 27, 1998. The Company will furnish without charge, a copy of the Annual Report [and the most recent Semi-Annual Report succeeding the Annual Report] upon request. You may request a copy by calling the Law Department at 800-821-1693 or writing to Provident National Assurance Company, 1 Fountain Square, Chattanooga, Tennessee 37402, Attention:
Susan N. Roth.

On the record date, April 30, 1998, there were outstanding 1,341,746.352 units of the Separate Account with a total value of $17,678,483.64 entitling the Contractowners to one vote for each dollar of value represented by units credited to such persons as of such record date. Contractowners of record at the close of business on April 30, 1998, who are still Contractowners on June 24, 1998, will be entitled to vote at the meeting.

This Proxy Statement contains information relating to the proposed investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Company and Provident Investment Management, LLC ("PRIMCO"). The Board of Managers of the Account has approved and recommends that the Contractowners approve this Sub-Advisory Agreement. If the Contractholders approve the Sub-Advisory Agreement, the Company will continue to perform advisory services, but PRIMCO will perform sub-advisory services for the Separate Account.

Units eligible to be voted for which a proxy card is properly signed and returned prior to the beginning of the Annual Meeting will be voted as directed. If directions are not given or directions are not in accordance with the options listed on a signed and returned proxy card, such units will be voted FOR each proposition for which the Board of Managers recommends a vote FOR.

Unsigned or unreturned proxies will not be counted for quorum of voting purposes. For issues as to which it is a choice on the proxy, a vote to abstain will be counted for purposes of determining the existence of a quorum, and counted as an "ABSTENTION" rather than as either a vote "FOR" or "AGAINST."

For purposes of the Annual Meeting, a quorum is the presence in person or by proxy of a majority in interest of the Contractowners. A quorum being present, vote of the majority of the quorum of outstanding units represented in person or by proxy will determine the adoption or rejection of the matters specified in the Notice.

                         ELECTION OF BOARD OF MANAGERS
                                  (Proposal 1)

Contractowners are asked to vote for the re-election of nominees Henry E. Blaine, H. Grant Law and David G. Fussell to serve as members of the Board of Managers until the earlier of the next annual meeting or until their successors are duly elected and qualified. Mr. Blaine has served since 1977, Mr. Law since January, 1991, and Mr. Fussell, the Chairman, since April 1993. None of the nominees owns or has any interest in Separate Account units. Each of the nominees has consented to serve if elected. If any of the proposed nominees should become unavailable for any reason, the Board of Managers may designate another person to serve in his place.

The following table sets forth present position and principal occupation(s) of each nominee:

                                        Present Positions and Principal
Nominees                                Occupations During Last Five Year
------------                            ----------------------------------
David G. Fussell*                       Chairman of the Board; Vice President,
1 Fountain Square                       Securities, Provident Companies, Inc.,
Chattanooga, Tennessee  37402           Provident Life and Accident Insurance
Age:  50                                Company; Provident Life and Casualty
                                        Insurance Company

Henry E. Blaine#                        Board Member; President, Chief
2418 90th Street, NW                    Operating Officer, Chief Financial
Bradenton, Florida  34209               Officer and Member of the Board,
Age:  68                                Bedminster Bio Corp.; B&B Enterprises,
                                        Partner

H. Grant Law, Jr.#                      Board Member; President, Newton
213 W. Fleetwood Drive                  Chevrolet, Inc.; President, Newton
Lookout Mountain, Tennessee  37350      Oldsmobile - GMC Truck Mitsubishi, Inc.
Age:  51

#NOTE:  Member:  Audit Committee.

*NOTE: Interested person of Separate Account B as that term is defined in the Investment Company Act of 1940 by virtue of his being an officer of the Investment Advisor.

The Separate Account does not have a nominating committee.

Mr. Fussell is an affiliated person of the Separate Account and the Company. Susan N. Roth, Secretary of the Board of Managers, also serves as Secretary of the Company.

During 1997 there were four meetings of the Board of Managers and two meetings of the Audit Committee.

                REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

The Company, pursuant to its Underwriting Agreement with the Separate Account, paid all expenses relative to the operation of the Separate Account including Board of Managers fees. Accordingly, no member of the Board of Managers receives any remuneration from the Separate Account. The Company paid aggregate fees of $4,000, payable on a monthly basis, to members of the Board of Managers for service during 1997. Each Board member, other than Mr. Fussell, will receive $2,000 per year for serving on the Board. Mr. Fussell received no remuneration from the Company based on his membership on the Board.

                APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT
                                  (Proposal 2)

Information about the Separate Account:

The Separate Account is an open-end diversified investment company registered under the Investment Company Act of 1940 (the "Act"), and is a separate account through which the Company sets aside, separate and apart from its general assets, assets attributable to its variable annuity contracts (which ceased to be actively marketed in 1984).

Information about the Company:

The Company is a wholly owned subsidiary of Provident Companies, Inc. Provident Companies, Inc., ("Provident") was organized in 1995 under the laws of Delaware and is the parent holding company for a group of insurance companies that collectively operate in all 50 states, the District of Columbia, all the provinces and territories of Canada and Puerto Rico. Provident, through its subsidiaries, is the largest provider of individual disability insurance and the second largest overall disability insurer in North America. It also provides a complementary portfolio of life insurance products, including life insurance, employer and employee paid group benefits and related services. The Company is a Tennessee stock life insurance company. The Company serves as insurer, principal underwriter, and as an investment adviser to the Separate Account.

Information about PRIMCO:

PRIMCO is a Tennessee limited liability company organized in October 1997. It is owned by Provident and two of its subsidiaries, Provident Life and Accident Insurance Company ("Provident Life") and The Paul Revere Life Insurance Company ("Paul Revere Life"). PRIMCO is registered with the SEC as an investment adviser. Its principal offices are located at 1 Fountain Square, Chattanooga, Tennessee 37402. Its predecessor was The Paul Revere Investment Management Company, with whom it was merged in 1997. The managers of PRIMCO are also officers of the Company. The members of the Board of Governors of PRIMCO are officers of the Company. The personnel employed by PRIMCO consist primarily of individuals who were previously employed in the investment operations of Provident or its insurance subsidiaries, and who were contributed to PRIMCO under a Contribution Agreement between Provident Life and Paul Revere Life, respectively, and PRIMCO in consideration for their respective interests in PRIMCO. Essentially, the same persons who have provided investment services to the Company and to the Separate Account will continue to do so, but they are employed by a different legal entity.

As well as providing investment management services to the Provident companies, PRIMCO also provides investment management services to other insurance companies. As of December 31, 1997, PRIMCO had over $18 billion in assets under management.

Information about the Investment Advisory Agreement:

On April 12, 1977, the Contractowners approved, and on April 11, 1978, amended, an Investment Advisory Agreement, dated March 21, 1977, in compliance with the requirements of the Investment Company Act of 1940. The most recent approval of the Investment Advisory Agreement with the Company by the Board of Managers, including a majority of members who are not parties to the agreement nor interested persons of such parties, occurred on February 3, 1998.

Pursuant to the Investment Advisory Agreement between the Company and the Separate Account, the Company continuously provides the Board of Managers of the Separate Account with an investment program and recommendations on the purchase and sale of investments for its consideration. The Company has the responsibility for placing orders for purchases and sales. For providing investment advice, the Company, under the Investment Advisory Agreement, receives a monthly fee in an amount equal to .0020% of the value of the Separate Account each business day (approximately 0.50% on an annual basis). The aggregate amounts deducted by the Company during fiscal years 1995, 1996, and 1997 were $63,922, $67,237, and $72,873, respectively, for investment advice.

The Investment Advisory Agreement:

1. May not be terminated by the Company without the prior approval of a new investment advisory agreement by a majority of the outstanding voting securities of the Separate Account, but may be terminated without the payment of any penalty, on 60 days written notice by the Board of Managers or by a majority of the outstanding voting securities of the Separate Account;

2. Shall continue in effect for a period more than two years from the date of its execution, only so long as such continuation is specifically approved at least annually by (a) a majority of the Board of Managers of the Separate Account, or (b) a majority of the outstanding voting securities of the Separate Account; and in either event by a majority of the members of the Board of Managers who are not parties to the Agreement or interested persons of such party, casting their votes in person at a meeting called for the purpose of voting on such approval;

3. Cannot be amended without prior approval by the vote of a majority of the outstanding voting securities of the Separate Account and by a vote of a majority of the members of the Board of Managers, including a vote by a majority of the members of the Board of Managers who are not parties to the agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval; and

4.   Will terminate automatically if assigned.

Information about the proposed Sub-Advisory Agreement:

Under the Investment Advisory Agreement, the Company is specifically authorized to employ one or more sub-advisers in connection with the services to be performed and obligations to be assumed by the Company. Pursuant to that authority, the Company proposes to enter into the Sub-Advisory Agreement effective June 25, 1998.

Under the Sub-Advisory Agreement, PRIMCO, subject to the supervision of the Company and the Board of Managers of the Separate Account, will be responsible for providing investment advisory services to the Company for the portfolio of the Separate Account in accordance with investment objectives and guidelines provided by the Company. In providing these services, PRIMCO will be authorized to buy, sell, exchange, convert and otherwise trade in securities in the portfolio, and place orders for the execution of such transactions with or through such brokers, dealers, or issuers as it selects. PRIMCO will provide the Company with a value of the portfolio on a daily basis. PRIMCO will provide such reports to the Company and the Board of Managers as are reasonably required, and will attend meetings of the Board of Managers on a quarterly basis.

For providing such investment sub-advisory services, the Company will pay PRIMCO compensation in the amount of .15% per annum, based on the average market value of the Separate Account as of the last business day of each calendar month in the quarter. The fee will be payable quarterly by the Company. Approval of the Sub-Advisory Agreement will not result in an increase in the overall fees charged against the Separate Account.

The proposed Sub-Advisory Agreement provides that it shall continue in effect for an initial term ending June 30, 1999, and thereafter from year to year so long as its continuance is approved at least annually by (a) a vote of a majority of the Board of Managers of the Separate Account or by the vote of a majority of the outstanding units of the Separate Account and (b) by the vote of a majority of the members of the Board of Managers of the Separate Account who are not parties to the Investment Advisory Agreement or the Sub-Advisory Agreement or interested persons (as defined in the Act) of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval.

Any Amendment to the Sub-Advisory Agreement must be approved by (i) the Board of Managers of the Separate Accounts or by the vote of a majority of the outstanding Units of the Separate Account, and (ii) the majority of those members of the Board of Managers of the Separate Account who are not parties to the Advisory Agreement or the Sub-Advisory Agreement, as the case may be, or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such an approval. The Sub-Advisory Agreement may be terminated without penalty by the Board of Managers of the Separate Account or by vote of a majority of the outstanding units of the Separate Account, upon 30 days' written notice to the Company, and it terminates automatically in the event of its assignment (as defined in the Act). The Sub-Advisory Agreement also provides that PRIMCO shall not be subject to any liability in connection with the performance of its services under the agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its respective obligations or duties.

THE BOARD OF MANAGERS RECOMMENDS APPROVAL OF THE SUB-ADVISORY AGREEMENT.

                 PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                      PROVIDENT NATIONAL ASSURANCE COMPANY


The names and principal occupations of the principal executive officers and directors of the Company are set forth below. The business address of the officers of the Company is Provident National Assurance Company, 1 Fountain Square, Chattanooga, Tennessee 37402, unless otherwise specified.


                                Position with Investment Adviser and
Name                            Provident, and Principal Occupation
----                            -----------------------------------


J. Harold Chandler              Chairman, President and Chief Executive Officer,
                                the Company; Chairman, President and Chief
                                Executive Officer, and Director, Provident;
                                Director, AmSouth Bancorporation; Director,
                                Herman Miller, Inc.

Thomas R. Watjen                Vice Chairman and Chief Financial Officer, and
                                Director, the Company; Vice Chairman and Chief
                                Financial Officer and Director, Provident.

Robert O. Best                  Executive Vice President and Chief Information
                                Officer/Client Services, the Company; Executive
                                Vice President and Chief Information
                                Officer/Client Service, Provident

F. Dean Copeland                Executive Vice President and General Counsel,
                                the Company; Executive Vice President and
                                General Counsel, Provident

Thomas B. Heys, Jr.             Executive Vice President, Institutional Sales,
                                the Company; Executive Vice President,
                                Institutional Sales, Provident

Peter C. Madeja                 Executive Vice President, the Company; Executive
                                Vice President, Provident; President and CEO of
                                GENEX Services, Inc.

Jeffrey F. Olingy               Executive Vice President, Sales Support, the
                                Company; Executive Vice President, Sales
                                Support, Provident

Ralph A. Rogers, Jr.            Senior Vice President and Treasurer, the
                                Company; Senior Vice President and Treasurer,
                                Provident

Robert C. Greving               Senior Vice President and Actuary, the Company;
                                Senior Vice President and Actuary, Provident

Vicki W. Corbett                Vice President and Controller, the Company;
                                Vice President and Controller, Provident

Susan N. Roth                   Secretary, the Company; Secretary, Provident

William L. Armstrong            Director, the Company; Director, Provident;
                                Chairman of Ambassador Media Corporation;
                                Chairman of Cherry Creek Mortgage Company, Inc.;
                                Chairman of El Paso Mortgage Company; Chairman of Centennial State Mortgage Company; Chairman of Frontier Real Estate, Inc.; Chairman of
                                Frontier Title, LLC; Chairman of Transland
                                Financial Services, Inc.; Director, Storage
                                Technology Corporation; Director, Helmerich and
                                Payne, Inc.

William H. Bolinder             Director, the Company; Member of the Corporate
                                Executive Board, Zurich Insurance Company;
                                Director of life and non-life operations in the U.S., Zurich Group.

Charlotte M. Heffner            Director, the Company; Director, Provident;
                                Trustee of The Maclellan Foundation.

Hugh B. Jacks                   Director, the Company; Director, Provident;
                                President, Potential Enterprises, Inc.

Hugh O. Maclellan, Jr.          Director, the Company; Director, Provident;
                                President, The Maclellan Foundation; Director,
                                SunTrust Bank; Director, Covenant Transport.

A. S. MacMillan                 Director, the Company; Director, Provident;
                                Chief Executive Officer, Team Resources, Inc.;
                                Trustee, The Maclellan Foundation.

C. William Pollard              Director, the Company; Director, Provident;
                                Chairman of the Board, The ServiceMaster
                                Company; Director, Herman Miller, Inc.

Scott L. Probasco, Jr.          Director, the Company; Director, Provident;
                                Chairman, Executive Committee, SunTrust Bank;
                                Director, Chattem, Inc.; Director, SunTrust
                                Banks, Inc.; Director, Coca Cola Enterprises.

Steven S Reinemund              Director, the Company; Director, Provident;
                                Chairman and Chief Executive Officer, Frito-Lay,
                                Inc.; Director, PepsiCo; Director, The
                                ServiceMaster Company.

Burton E. Sorensen              Director, the Company; Director, Provident;
                                Director, The ServiceMaster Company.



There were no directors or principal executive officers of the Company who owned of record or beneficially more than 5% of the outstanding units in Separate Account B on April 30, 1998.

                    AUDIT COMMITTEE OF THE BOARD OF MANAGERS

The Audit Committee met twice in 1997 and performed the following functions:

a.  Review the scope, plan, timing and results of the audit;

b. Review with auditors and management the appropriateness and the implementation of applicable procedures for internal auditing, accounting and financial control; and

c. Review of auditors' opinion and discussion with auditors of their experiences in conducting the audit.


                RATIFICATION OF THE SELECTION AND APPOINTMENT OF
                              INDEPENDENT AUDITORS
                                  (Proposal 3)


On February 3, 1998, the Board of Managers, including a majority of members who are not interested persons of the Separate Account, selected Ernst & Young LLP to continue as independent auditors for the ensuing year. This selection was made pursuant to a recommendation of the Audit Committee of the Separate Account. Ernst & Young LLP has served as independent auditors for the Separate Account since August 21, 1967. This firm is also the independent auditor for the Company. Ernst & Young LLP has no direct or indirect financial interest in the Separate Account. All fees relating to audit services performed for the Separate Account are paid by the Company. A representative of Ernst & Young LLP will be available at the annual meeting and will be allowed to make a statement if he desires and/or respond to appropriate questions. The Board of Managers recommends the ratification of the selection of Ernst & Young LLP to serve until the next annual meeting.


                                   BROKERAGE


The Company has responsibility for placing orders for the purchase and sale of portfolio securities of Separate Account B under its Investment Advisory Agreement. With respect to such purchases and sales, the primary objective is to obtain the most favorable prices and execution of orders on behalf of Separate Account B. With respect to transactions executed in the over-the-counter market, the Company will deal only with principal market makers unless more favorable prices are otherwise available.

The Company does not expect to use any one particular broker or dealer, but subject to obtaining the best prices and executions, brokers who provide statistical information and supplemental research to the Company for pricing and appraisal services utilized by the Company may receive orders for transactions. It is not possible to determine the exact value of such statistical information and supplemental research provided to the Company. The total brokerage commissions paid by the Separate Account during the periods ending December 31, 1995, 1996, and 1997 were $36,153, $10,619, and $9,871, respectively. The portfolio turnover rates for 1995, 1996, and 1997 were 101%, 28%, and 25% respectively.

                           DISTRIBUTION OF CONTRACTS

On February 1, 1984 the Company ceased making a public offering of variable annuity contracts issued pursuant to Separate Account B. Prior to that time the contracts were distributed through broker-dealers who were registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and were members of the National Association of Securities Dealers, Inc. During 1997, commissions of approximately $915 were paid to broker-dealers with respect to the Separate Account variable annuity contracts. Of that amount, approximately $-0- was paid to registered representatives affiliated with the Company.


                            CONTRACTOWNER PROPOSALS

To be considered for presentation at the April 13, 1999 Annual Meeting of Contractowners, Contractowners' proposals must be received by the Separate Account at 1 Fountain Square, Chattanooga, Tennessee 37402, no later than December 31, 1998.


                                   LITIGATION

There are no legal proceedings pending to which the Company or the Separate Account is a party, or to which their property is subject.

                                 OTHER MATTERS

The Board of Managers of the Separate Account knows of no other matters which may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.


                                  BY ORDER OF THE BOARD OF MANAGERS



                                  /s/ DAVID G. FUSSELL
                                  ---------------------------
                                  David G. Fussell, Chairman

                                     PROXY
            PROVIDENT NATIONAL ASSURANCE COMPANY SEPARATE ACCOUNT B
                          PROXY SOLICITED ON BEHALF OF
                               BOARD OF MANAGERS


The undersigned hereby appoints David G. Fussell and Susan N. Roth or either of them, with full power of substitution and revocation, to represent and to cast the votes of the undersigned as shown on the reverse side at the Annual Meeting of Contractowners of Provident National Assurance Company Separate Account B to be held at 9:00 a.m. on June 25, 1998, and at any adjournment thereof, with respect to the proposals below and as set forth in the Notice.

1. ELECTION OF MEMBERS OF THE BOARD OF MANAGERS (Board of Managers favors a vote FOR)

       FOR all nominees listed below [ ]  WITHHOLD AUTHORITY [ ]
       (except as marked to the contrary below)

       Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

      Henry E. Blaine,        David G. Fussell      and  H. Grant Law

2. Proposal to approve or disapprove an investment sub-advisory agreement between Provident National Assurance Company and Provident Investment Management, LLC to be effective as of June 25, 1998. (Board of Managers favors a vote FOR)

                FOR [  ]         AGAINST [  ]     ABSTAIN [  ]

3. PROPOSAL TO RATIFY THE SELECTION AND APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR SEPARATE ACCOUNT B.
    (Board of Managers favors a vote FOR)

                FOR [  ]         AGAINST [  ]     ABSTAIN [  ]

4. In their discretion, upon such other business as may properly come before the meeting and any adjournment thereof.

This proxy when properly executed will be voted as directed. IN THE ABSENCE OF ACCOMPANYING DIRECTION BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO, AND THREE.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Contractowners and the Proxy Statement issued by the Board of Managers and revokes any Proxy heretofore given with respect to the votes covered by this Proxy.


                                  Dated _______________________________

                                  Contractowner  ______________________
                                                 Signature

                                  Title (If Applicable)________________